UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 15, 2006
OSI PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-15190	13-3159796

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
58 South Service Road
Melville, NY 11747

(Address of Principal Executive Offices)
(631) 962-2000

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address,
if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
ITEM 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-99.1: PRESS RELEASE
EX-99.2: PRESS RELEASE

Item 8.01. Other Events.
     On February 15, 2006, OSI Pharmaceuticals, Inc. announced that it had initiated a Phase I clinical study for its glucokinase activator candidate, PSN010. A copy of OSI’s press release, dated February 15, 2006, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     On February 21, 2006, OSI issued a press release announcing that it had initiated a Phase IIa trial for its glycogen phosphorylase inhibitor, PSN357. A copy of OSI’s press release, dated February 21, 2006, is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
ITEM 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press release, dated February 15, 2006
99.2	Press release, dated February 21, 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 1, 2006	OSI PHARMACEUTICALS, INC.
	By:	/s/ Barbara A. Wood
		Name:	Barbara A. Wood
		Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated February 15, 2006
99.2	Press release, dated February 21, 2006